DRAFT       Exhibit (d)



Control No.                        Maximum Primary Subscription Shares Available

THE OFFER EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON September 21, 2001*

THE HYPERION TOTAL RETURN FUND, INC..
RIGHTS FOR COMMON STOCK

Subscription Certificate

The Hyperion Total Return Fund, Inc. (the "Fund") issued to its shareholders of record ("Record Date Shareholders"), as of the close of business on August 27, 2001 (the "Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for shares ("Shares") of the Fund's common stock, par value $0.01 per share (the "Common Stock") at a rate of one Share for every three Rights held (1-for-3). The terms and conditions of the rights offer (the "Offer") are set forth in the Fund's August [17], 2001 prospectus (the "Prospectus") incorporated herein by reference. The owner of this Subscription Certificate, or assignee, is entitled to the number of Rights shown on this Subscription Certificate and is entitled to subscribe for the number of Shares shown on this Subscription Certificate. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Record Date Shareholders who have fully exercised their Rights pursuant to the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to subscribe for less than one Share) are entitled to subscribe for additional Shares pursuant to the Over-Subscription Privilege, subject to certain limitations and allotment, as described in the Prospectus. Capitalized terms used and not otherwise defined herein have the meanings attributed to them in the Prospectus. The Fund will not offer or sell in connection with the Offer any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SAMPLE CALCULATION

-------------------------------------------------------------------------------
Primary Subscription Entitlement (1-for-3)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
No. of shares owned on the Record Date       300     / 3 =    100   new shares
                                        ------------------           -----------
                                        (equals no. of Rights issued)   (ignore
                                        fractions)
-------------------------------------------------------------------------------

THE RIGHTS ARE TRANSFERABLE

The Rights are transferable until the Expiration Date (September 21, 2001). The Rights will be listed for trading on the New York Stock Exchange under the symbol "HTR.RT." If you wish to sell all or a portion of your Rights through the Subscription Agent, the Rights must be received by EquiServe Trust NA (the "Subscription Agent") at or prior to 5:00 p.m., New York City time, on September 19, 2001, two business days prior to the Expiration Date.

SUBSCRIPTION PRICE

The Subscription Price will be [$ ] per share.

METHOD OF EXERCISE OF RIGHTS

IN ORDER TO EXERCISE YOUR RIGHTS, YOU MUST EITHER (i) COMPLETE AND SIGN THIS SUBSCRIPTION CERTIFICATE ON THE BACK AND RETURN IT TOGETHER WITH PAYMENT OF THE SUBSCRIPTION PRICE FOR THE SHARES SUBSCRIBED, OR (ii) PRESENT A PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY, IN EITHER CASE TO THE SUBSCRIPTION AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON September 21, 2001 ("THE EXPIRATION DATE")*.

Full payment of the Subscription Price per Share for all Shares subscribed for pursuant to both the Primary Subscription and, for Record Date Shareholders only, the Over-Subscription Privilege must accompany this Subscription Certificate and must be made payable in United States dollars by money order or check drawn on a bank located in the United States payable to The Hyperion Total Return Fund, Inc. Because uncertified personal checks may take at least five business days to clear, we recommend you pay, or arrange for payment, by means of certified or cashier's check or money order. Alternatively, if a Notice of Guaranteed Delivery is used, a properly completed and executed Subscription Certificate, and full payment, as described in such notice, must be received by the Subscription Agent no later than the close of business on the third business day (September 26, 2001) after the Expiration Date (September 21, 2001). For additional information, see the Prospectus.

Certificates for the Shares acquired pursuant to the Primary Subscription will be mailed promptly after the expiration of the Offer and full payment for the Shares subscribed for has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected. Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as possible.


Account #:
Control #:
Number of Rights Issued:
CUSIP #: [743586117]




BY FIRST CLASS MAIL:                      BY OVERNIGHT COURIER:                    BY HAND:
EquiServe Trust NA                        Equiserve Trust NA                       Securities Transfer and Reporting
Corporate Actions                         Corporate Actions                        Services Inc.
P.O. Box 43025                            40 Campanelli Drive                      100 William St. Galleria
Providence, RI  02940-3025                Braintree, MA  02184                     New York, NY  10038
USA                                       USA                                      USA

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY

SECTION I: OFFERING INSTRUCTIONS (check the appropriate boxes)
IF YOU WISH TO SUBSCRIBE FOR YOUR FULL ENTITLEMENT:

 I apply for ALL of my entitlement of new Shares pursuant to the Primary                           x [$  ] =   $
 Subscription.
                                                                                --------------             ---------
                                                                                    (no. of new Shares)

 I apply for new Shares pursuant to the Over-Subscription Privilege.                               x [$  ] =   $
                                                                                    --------------             ---------
                                                                                  (no. of additional Shares)
IF YOU DO NOT WISH TO APPLY FOR YOUR FULL ENTITLEMENT:

     I apply for                                                                                       x [$  ] =   $
                                                                                    --------------             ---------
                                                                                    (no. of new Shares)
                                                                                       Amount of check enclosed    $
                                                                                                                   ---------


     Sell any remaining Rights





     Sell ALL of my Rights

         Note: ____ If I apply for ALL of my entitlement of new Shares pursuant to the Primary Subscription, I hereby authorize the Subscription Agent, in accordance with the procedures described in the Prospectus, to sell any Rights I am unable to exercise because such Rights represent the right to subscribe for less than one Share. If I have checked either box pertaining to a sale of Rights, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus.

-------------------------------------------------------------------------------
SECTION 2: SUBSCRIPTION AUTHORIZATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
I acknowledge that I have received the Prospectus for this Offer and I hereby irrevocably subscribe for the number of Shares indicated above on the terms and conditions specified in the Prospectus relating to the Primary Subscription and the Over-Subscription Privilege.
-------------------------------------------------------------------------------
I hereby agree that if I fail to pay in full for the Shares for which I have subscribed, the Fund may exercise any of the remedies set forth in the Prospectus.
-------------------------------------------------------------------------------
Signature of subscriber(s)
                           -----------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Telephone number (including area code) (   )
                                            ------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
If you wish to have your Shares and refund check (if any) delivered to an address other than that listed on this Subscription Certificate you must have your signature guaranteed by a member of the New York Stock Exchange or a bank or trust company. Please provide the delivery address above and note if it is a permanent change.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SECTION  3:  TRANSFER  NOTIFICATION  (except  pursuant  to a  sale  through  the
Subscription                                                              Agent)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For value received, I request ___ Rights (in a number evenly divisible by three) represented by the Subscription Certificate be assigned to:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Name      of       Assignee:       ---------------------------------------------
-------------------------------------------------------------------------------
Address of  Assignee:  ------------------------------------------  Signature  of
Assignor:                               ----------------------------------------
-------------------------------------------------------------------------------
IMPORTANT: The Signature(s) must correspond with the name(s) printed on your Subscription Certificate. Your signature must be guaranteed by: a commercial bank or trust company, or a member firm of a domestic stock exchange, or a
savings bank or credit   union,
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Signature guaranteed by: -------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATION REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO US BACKUP WITHHOLDING.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECTION 4: DESIGNATION OF BROKER-DEALER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The following broker-dealer is hereby designated as having been instrumental in the exercise of the Rights hereby exercised:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FIRM:
     ---------------------------------------------------------
-------------------------------------------------------------------------------
REPRESENTATIVE NAME:
                    ------------------------------------------
REPRESENTATIVE NUMBER:
                      ----------------------------------------
* ________ Unless extended by the Fund ** You can only participate in the Over-Subscription Privilege if you are a Record Date Shareholder and have subscribed for your full entitlement of new Shares pursuant to the Primary Subscription Any questions regarding this Subscription Certificate and the Offer may be directed to the Information Agent, Georgeson Shareholder Communications, Inc., toll-free at (800) 877-8579

NOTICE OF GUARANTEED DELIVERY FOR SHARES OF
COMMON STOCK OF the hyperion total return fund, inc.
SUBSCRIBED FOR PURSUANT TO THE PRIMARY SUBSCRIPTION
AND THE OVER-SUBSCRIPTION PRIVILEGE

The Hyperion Total Return Fund, Inc. Rights Offering

As set forth in the Fund's Prospectus dated August [17], 2001 (the "Prospectus") under ["The Offer-Payment for Shares,"] this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of The Hyperion Total Return Fund, Inc. Common Stock subscribed for by exercise of Rights pursuant to the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent and must be received prior to 5:00 p.m. New York City time on September 21, 2001 (the "Expiration Date").* The terms and conditions of the Offer set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meanings attributed to them in the Prospectus.

The Subscription Agent is:

EquiServe Trust N.A.



BY FACSIMILE                     BY FIRST CLASS MAIL:
(TELECOPIES)                     EquiServe
(781) 575-4826                   Corporate Actions
Confirm by telephone to:         P.O. Box 43025
(781) 575-4816                   Providence, RI  02940-3025
                                 USA



BY OVERNIGHT COURIER:            BY HAND:
Equiserve                        Securities Transfer and Reporting Services Inc.
Corporate Actions                100 William St. Galleria
40 Campanelli Drive              New York, NY  10038
Braintree, MA  02184             USA
USA


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for under both the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent and must deliver this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date,* guaranteeing delivery of
(i) payment in full for all subscribed Shares and (ii) a properly completed and executed Subscription Certificate to the Subscription Agent. The Subscription Certificate and full payment must then be delivered by the close of business on the third business day (September 26, 2001) after the Expiration Date (September 21, 2001)* to the Subscription Agent. Failure to do so will result in a forfeiture of the Rights.

(continued on other side)

*Unless extended by the Fund

GUARANTEE

The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, guarantees delivery of payment to the Subscription Agent by the close of business (5:00 p.m., New York City time) on the third business day (September 26, 2001) after the Expiration Date (September 21, 2001, unless extended by the
Fund) of (i) a properly completed and executed Subscription Certificate and (ii) payment of the full Subscription Price for Shares subscribed for on Primary Subscription and pursuant to the Over-Subscription Privilege, if applicable, as subscription for such Shares is indicated herein or in the Subscription Certificate.




I. Primary Subscription         Number of Rights to be        Number of Primary Shares      Payment to be made in
                                exercised [   ] Rights        requested for which you are   connection with Primary
                                                              guaranteeing delivery of      Shares
                                                              Rights and Payment [   ]
                                                              Shares (Rights + by 3)        $[   ]


2. Over-Subscription                                          Number of Over- Subscription  Payment to be made in
                                                              Shares requested for which    connection with Over-
                                                              you are guaranteeing payment  Subscription Shares

                                                              [   ] Shares                  $[   ]


3. Totals                       Total Number of Rights to be                                $[   ]
                                Delivered [   ] Rights
                                                                                            Total Payment


Method of Delivery of Rights (circle one)
A. Through The Depository Trust Company ("DTC")*
B. Direct to the Subscription Agent

Please note that if you are guaranteeing for Over-Subscription Shares and are a DTC participant, you must also execute and forward a Nominee Holder Over-Subscription Exercise Form to the Subscription Agent.

------------------------------------------    ---------------------------------
------------------------------------------    ---------------------------------
Name of Firm                                  Authorized Signature

------------------------------------------    ---------------------------------
------------------------------------------    ---------------------------------
Address                                       Title

------------------------------------------    ---------------------------------
------------------------------------------    ---------------------------------
Zip Code                                      Name (Please Type or Print)

------------------------------------------
------------------------------------------
Name of Registered Holder (If Applicable)

------------------------------------------    ---------------------------------
------------------------------------------    ---------------------------------
Telephone Number                              Date

*IF THE RIGHTS ARE TO BE DELIVERED THROUGH DTC, CALL THE SUBSCRIPTION AGENT TO OBTAIN A PROTECTed IDENTIFICATION NUMBER, WHICH NEEDS TO BE COMMUNICATED BY YOU TO DTC.

BENEFICIAL OWNER LISTING CERTIFICATION

The Hyperion Total Return Fund, Inc. Rights Offering

The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase Shares of Common Stock, $0.01 par value ("Common Stock"), of The Hyperion Total Return Fund, Inc. (the "Fund") pursuant to the Rights Offering (the "Offer") described and provided for in the Fund's Prospectus dated August [17], 2001 (the "Prospectus"), hereby certifies to the Fund and to EquiServe Trust N.A., as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.



                                                  Number of Rights                 Number of Shares
              Number of Record Date          Exercised Pursuant to the        Requested Pursuant to the
                   Shares Owned                 Primary Subscription         Over-Subscription Privilege
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    1

    2

    3

    4

    5

    6

    7

    8

    9

   10
--------------------------------------------------------------------------------------------------------------

---------------------  vested
Name of Nominee Holder

By:
           -------------------------------

Name:
           -------------------------------

Title:
           -------------------------------

Dated:                          , 2001
           ---------------------

Provide the following information, if applicable:

-------------------------------------------------------------    ---------------------------------------------------------
-------------------------------------------------------------    ---------------------------------------------------------
Depository Trust Corporation ("DTC") Participant Number          Name of Broker:

-------------------------------------------------------------    ---------------------------------------------------------
-------------------------------------------------------------    ---------------------------------------------------------
DTC Primary Subscription Confirmation Number(s)                  Address: